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                                                                   EXHIBIT 10.57


                   SECURITY AGREEMENT AND ASSIGNMENT OF LEASE

             This SECURITY AGREEMENT AND ASSIGNMENT OF LEASE, dated as of ____________, 2000, is executed by LITHIUM TECHNOLOGY CORPORATION a Delaware corporation ("Debtor"), in favor of PACIFIC LITHIUM LIMITED, a New Zealand corporation ("Secured Party").

                                    RECITALS

       A. Debtor and Secured Party have entered into a Bridge Loan Financing Agreement dated November 29, 1999 and Debtor has executed a Convertible Operating Note (the "Note") in favor of Secured Party.

       B. Debtor and Secured Party have entered into a License and Option Agreement dated as of October 1, 1999 pursuant to which the Debtor has granted to the Secured Party a license to Debtor's intellectual property rights as described therein.

       C. Debtor and Secured Party have entered into an Agreement and Plan of Merger dated as of January 19, 2000 (the "Merger Agreement").

       D. In order to induce Secured Party to extend the credit evidenced by the Note and to provide collateral to Secured Party under the Bridge Loan Financing Agreements, Debtor has agreed to enter into this Security Agreement and to grant Secured Party the security interest in the Collateral described below.

                                    AGREEMENT

             NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

      1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

            "Account Debtor" shall have the meaning given to that term in
      Section 3 hereof.

            "Collateral" shall have the meaning given to that term in Section 2 hereof.

            "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

             "Event of Default" shall mean and include (i) the application or consent by Debtor to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property,
       (ii) the making of a general assignment for the benefit of any of its creditors, (iii) the dissolution or liquidation of Debtor, (iv) the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief
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      with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or the consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, (v) the taking of any action for the purpose of effecting any of the foregoing, or (viii) proceedings for the appointment of a receiver, trustee, liquidator or custodian of Debtor or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Debtor or any of its subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect which shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement, provided in each of the foregoing cases the proceeding is not instituted by the Secured Party, an affiliate of the Secured Party or a party acting in conjunction with the Secured Party in circumstances in which LTC is not in default under any of its agreements with the Secured Party.

             "Inventory" shall have the meaning given to that term in the UCC.

             "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to the Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq ), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

             "Permitted Liens" shall mean and include: (i) liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the reasonable satisfaction of Secured Party for the eventual payment thereof if subsequently found payable; (ii) liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of Secured Party for the eventual payment thereof if subsequently found payable; (iii) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business; (iv) liens securing obligations under a capital lease provided such liens do not extend to property other than the property leased under such capital lease; (v) liens upon any equipment acquired or held by Debtor to secure the purchase price of such equipment (other than Debtor's packager) or indebtedness incurred solely for the purpose of financing the acquisition of such equipment; (vi) easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or
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      encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property;(vii) liens in favor of Secured Party; and (viii) liens set forth on the Disclosure Schedules to the Merger Agreement.

             "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

             '"UCC" shall mean the Uniform Commercial Code as in effect in the State of Pennsylvania from time to time.

All capitalized terms not otherwise defined herein shall have the respective meanings given in the Note. Unless otherwise defined herein, all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

             2. Grant of Security Interest. As security for the Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a security interest in all right, title and interests of Debtor in and to the property described in Attachment 1 hereto (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference. Notwithstanding the foregoing provisions of this Section 2, such grant of a security interest shall not extend to and the term "Collateral" shall not include that portion of Debtor's licenses of third party intellectual property that, if included in the Collateral, would constitute a default under any agreement, contract or document relating thereto or would require any consent that has not yet been obtained.

             3. Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights thereto, will have) any right, title, claim or interest (by way of lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) Secured Party has (or in the case of after-acquired Collateral, at the time Debtor acquires rights thereto, will have) a first priority perfected security interest in the Collateral, except for Permitted Liens; and (c) each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor").

             4. Covenants Relating to Collateral. (a) Debtor hereby agrees (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the lien granted to Secured Party therein and the first priority of such lien, except for Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation of any applicable law, rule or regulation, or (ii) in violation of any policy of insurance covering the Collateral; (c) to pay promptly when due all taxes and other governmental charges, all liens and all other charges now or hereafter imposed upon or affecting any Collateral; (d) without 30 days' written notice to Secured Party,
(i) not to change Debtor's name or place of business (or, if Debtor has more than one place of business, its chief executive office), or the office in which Debtor's records relating to Receivables are kept, and (ii) not to keep Collateral consisting of chattel paper at any location other than its chief executive office and in which account Secured Party has a perfected first-priority security interest; (e) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or
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appropriate by Secured Party to perfect, maintain and protect its lien hereunder and the priority thereof and to deliver promptly to Secured Party all originals of Collateral consisting of instruments; (f) to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral; (g) if Secured Party gives value to enable Debtor to acquire rights in or the use of any Collateral, to use such value for such purpose; (h) to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may reasonably request from time to time; (i) except as permitted under the Note, not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all liens except Permitted Liens; (j) to type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper a legend satisfactory to Secured Party indicating that such chattel paper is subject to the security interest granted hereby; (k) to collect, enforce and receive delivery of the Receivables in accordance with past practice until otherwise notified by Secured Party; and (1) to comply with all material requirements of law relating to the production, possession, operation, maintenance and control of the Collateral.

       (b) Debtor agrees to take all actions reasonably requested by Secured Party to assign Debtor's leasehold interest in the premises located at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462 to the Secured Party and, if and when requested by Secured Party, to use its best efforts to obtain the landlord's written consent to such assignment.

             5. Authorized Action by Agent. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall have no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of Debtor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Secured Party shall not exercise any such powers prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. Debtor agrees to reimburse Secured Party upon demand for any reasonable costs and expenses, including attorneys' fees, Secured Party may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.
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             6. Default and Remedies. Debtor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default. Upon the occurrence and during the continuance of any such Event of Default and provided there is no continuance of any PLL Default under the Merger Agreement, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party; and
(b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, trade name, copyright, patent or technical process used by Debtor. Debtor hereby agrees that ten (10) days' notice of any intended sale or disposition of any Collateral is reasonable. In furtherance of Secured Party's rights hereunder, Debtor hereby grants to Secured Party an irrevocable, non-exclusive license (exercisable without royalty or other payment by Secured Party, but only in connection with the exercise of remedies hereunder) to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property which is included in the Collateral, together with the right of access to all media in which any of the foregoing may be recorded or stored.

             7. Miscellaneous.

                   (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Debtor or Secured Party under this Security Agreement shall be by telecopy or in writing and telecopied, mailed or delivered to each party at the telecopier number or its address as provided in accordance with the Bridge Financing Loan Agreement (or to such other telecopy number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

                   (b) Nonwaiver. No failure or delay on Secured Party's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further excise thereof or of any other right.

                   (c) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Such waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

                   (d) Assignments. This Security Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.
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                   (e) Cumulative Rights, Etc. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's rights hereunder. Debtor waives any right to require Secured Party to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

                   (f) Payments Free of Taxes, Etc. All payments made by Debtor under this Security Agreement shall be made by Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Secured Party, Debtor shall furnish evidence satisfactory to Secured Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                   (g) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                   (h) Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Secured Party in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

                   (i) Headings. Headings in this Security Agreement are for convenience of reference only and are not part of the substance hereof or thereof.

                   (j) Plural Terms. All terms defined in this Security Agreement in the singular form shall have comparable meanings when used in the plural form and vice versa.

                   (k) Construction. This Security Agreement is the result of negotiations among, and has been reviewed by, Debtor, Secured Party and their respective counsel. Accordingly, this Security Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Debtor or Secured Party.

                   (l) Entire Agreement; Counterparts. This Security Agreement constitutes and contains the entire agreement of Debtor and Secured Party and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof. This Security
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Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

                   (m) Other Provisions. References in this Security Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement. The words "include" and "including" and words of similar import when used in this Security Agreement shall not be construed to be limiting or exclusive.

                   (n) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania without reference to conflicts of law rules (except to the extent governed by the UCC).

                   (o) JURY TRIAL. EACH OF DEBTOR AND SECURED PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT.

                   (p) Termination. This Security Agreement shall terminate upon the complete and indefeasible payment and performance in full of the Obligations, and Secured Party agrees to take all such actions and execute all such termination statements and similar instruments as are reasonably necessary to evidence such termination.
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          [Signature Page - Security Agreement and Assignment of Lease]

             IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed as of the day and year first above written.

                                    LITHIUM TECHNOLOGY CORPORATION
                                    a Delaware corporation
                                    as Debtor




                                    By________________________________________
                                    Name:  David J. Cade,
                                    Title: Chairman and Chief Executive Officer


ACCEPTED AND AGREED:

PACIFIC LITHIUM LIMITED
a New Zealand corporation
as Secured Party



By:_____________________________
Name:  Robin T. Johannink
Title:   Managing Director
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                                  ATTACHMENT 1
                              TO SECURITY AGREEMENT

All right, title and interest of Debtor now owned or hereafter acquired in and to the following:

             (a) All equipment and fixtures (including, without limitation, furniture, vehicles and other machinery and office equipment), including the Debtor's packager, together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment") and Inventory;

             (b) All accounts, chattel paper, contract rights and rights to the payment of money (collectively, the "Receivables");

             (c) All general intangibles, including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property,
(ii) all patents, copyrights, trademarks, trade names, service marks and other intellectual property rights, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, trade names and service marks, and (iv) all goodwill of Debtor;

             (d) All deposit accounts, money, certificated securities (but excluding securities of foreign subsidiaries), uncertificated securities, instruments and documents; and

             (e) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any course of action affecting or relating to the Collateral).